SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     June 25, 1997
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                          CAPITAL GROWTH HOLDINGS, LTD.
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               (Exact Name of Registrant as Specified in Charter)




           Delaware                  33-21443             06-1489574
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 (State or Other Jurisdiction    (Commission File        (IRS Employer
       of Incorporation)              Number)         Identification No.)


    660 Steamboat Road, Greenwich, Connecticut                    06830
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    (Address of Principal Executive Offices)                   (Zip Code)



   Registrant's telephone number, including area code      (203) 861-7750
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events.

                    On June 25, 1997, the Registrant effected a reincorporation from the State of Colorado to the State of Delaware pursuant to an Agreement and Plan of Merger by and between Capital Growth Holdings, Ltd., a Colorado corporation, and Capital Growth Holdings, Ltd., a Delaware corporation (the "Merger Agreement"). The terms and conditions of the merger are set forth in the Merger Agreement which is attached hereto as Exhibit 2. A copy of the press release in connection with the reincorporation is attached hereto as Exhibit 20.2


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)    Exhibits.

                     2 Agreement and Plan of Merger by and between Capital Growth Holdings, Ltd., a Colorado corporation, and Capital Growth Holdings, Ltd., a Delaware corporation, dated as of June 10, 1997

                     3(i) Certificate of Incorporation of Capital Growth Holdings, Ltd., a Delaware corporation, as amended to date

                     3(ii) By-laws of Capital Growth Holdings, Ltd., a Delaware corporation

                     20.1 Notice to Shareholders of Capital Growth Holdings, Ltd., a Colorado corporation, dated June 11, 1997

                     20.2   Press Release dated June 30, 1997

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CAPITAL GROWTH HOLDINGS, LTD.


Dated as of:  July 17, 1997                 /s/ Michael S. Jacobs
                                                -------------------------
                                                Michael S. Jacobs
                                                Senior Vice President

                                  Exhibit Index


  Exhibit No.                     Description

      2 Agreement and Plan of Merger by and between Capital Growth Holdings, Ltd., a Colorado corporation, and Capital Growth Holdings, Ltd., a Delaware corporation, dated as of June 10, 1997

      3(i) Certificate of Incorporation of Capital Growth Holdings, Ltd., a Delaware corporation, as amended to date

      3(ii) By-laws of Capital Growth Holdings, Ltd., a Delaware corporation

      20.1 Notice to Shareholders of Capital Growth Holdings, Ltd., a Colorado corporation, dated June 11, 1997

      20.2  Press Release dated June 30, 1997